NATIONAL BANKSHARES, INC. Q2 2026 Investor Presentation Results for the three and six months ended June 30, 2026 NASDAQ: NKSH

Forward-Looking Statements National Bankshares, Inc. (the “Company” or “we”) makes forward-looking statements in this presentation that are subject to significant risks and uncertainties. These forward-looking statements include statements regarding our profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals, and are based upon our management’s views and assumptions as of the date of this presentation. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, inflation and changes in interest rates that may reduce our margins or reduce the value of financial instruments, the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged, the adequacy of the level of the Company’s allowance for credit losses, the amount of credit loss provisions required in future periods, and the failure of assumptions underlying the allowance for credit losses, general and local economic conditions, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the OCC, the Federal Reserve, the CFPB and the FDIC, and the impact of any policies or programs implemented pursuant to financial reform legislation, unanticipated increases in the level of unemployment in the Company’s market, the quality or composition of the loan and/or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market, the real estate market in the Company’s market, laws, regulations and policies impacting financial institutions, technological risks and developments, and cyber-threats, attacks or events, the Company’s technology initiatives, geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events, the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment, performance by the Company’s counterparties or vendors, applicable accounting principles, policies and guidelines, and risks associated with mergers, acquisitions, and other expansion activities. These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on those statements, which speak only as of the date of this presentation.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP financial measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A Virginia community bank holding company with durable scale As of June 30, 2026 TOTAL ASSETS $1.83B TOTAL DEPOSITS $1.63B GROSS LOANS $1.015B OFFICES 28 + 1 28 full-service branches + 1 LPO MARKET CAPITALIZATION $231.44M June 30, 2026 Branch network across Southwestern, Western and Central Virginia Founded 1891 • Headquartered in Blacksburg • Nasdaq: NKSH PRICE TO EARNINGS 11.45

Highlights: Second quarter and year-to-date Q2 and YTD 2026 QUARTER-TO-DATE NET INCOME $5.03M $2.29M in Q2 2025 DILUTED EPS $0.79 $0.36 in Q2 2025 NET INTEREST INCOME $13.05M $10.99M in Q2 2025 NET INTEREST MARGIN 3.00% 2.56% in Q2 2025 EFFICIENCY RATIO 58.40% 63.83% in Q2 2025 YEAR-TO-DATE Earnings benefited from lower deposit costs, improved loan and securities yields, and lower operating expense versus the prior-year periods. Net income $10.01M +81.2% YoY 2025: $5.53M Diluted EPS $1.57 +80.5% YoY 2025: $0.87 Net interest income $25.67M +20.9% YoY 2025: $21.24M Net interest margin 2.99% +51 bps YoY 2025: 2.48% Efficiency ratio 59.17% 570 bps better YoY 2025: 64.87%

Building Momentum in Quarterly Earnings September 30, 2024 through June 30, 2026 NET INCOME ($ MILLIONS) $0M $2M $4M $6M $2.68M Q3 2024 $3.08M Q4 2024 $3.24M Q1 2025 $2.29M Q2 2025 $4.42M Q3 2025 $5.88M Q4 2025 $4.98M Q1 2026 $5.03M Q2 2026 Quarterly net income increased from a $2.68 million Q3 2024 to $5.03 million in Q2 2026.

Net interest margin expansion continues Q3 2024 through Q2 2026 YIELD TREND: QTD 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25 12/31/25 03/31/26 06/30/26 Yield on interest-earning assets Cost of interest-bearing liabilities 4.45% 1.94% 4.28% 2.74% NET INTEREST MARGIN: QTD 0.0% 1.0% 2.0% 3.0% 2.20% Q3 2024 2.33% Q4 2024 2.40% Q1 2025 2.56% Q2 2025 2.73% Q3 2025 2.93% Q4 2025 2.98% Q1 2026 3.00% Q2 2026

Balance-sheet actions position earnings for expansion Q2 2026 SECURITIES REPOSITIONING $127.33M mortgage-backed securities purchased 5.26% weighted average yield on purchases vs. 1.80% weighted average yield on securities sold Incremental interest income is expected to offset the realized loss in approximately 1.8 years +$4.25M expected annual interest income +12 bps projected 2026 NIM +24 bps projected 2027 NIM Projected benefits are based on current balance sheet composition, expected cash flows, and interest rate assumptions as of June 30, 2026. Actual results may differ.

Returning to a more efficient operating profile 2022 through YTD 2026 EFFICIENCY RATIO 0% 20% 40% 60% 47.83% 2022 61.18% 2023 69.09% 2024 60.84% 2025 59.17% YTD 2026 NONINTEREST EXPENSE YTD through June 30, 2026 2.05% Annualized noninterest expense / average assets YTD through June 30, 2025 2.13% Annualized noninterest expense / average assets YOY CHANGE (8 bps) Lower expense burden RELATIVE CHANGE (3.72%) Improvement year over year Efficiency ratio shown reflects management’s non-GAAP adjustments for nonrecurring expense, including core conversion expense in 2025, and other expense deemed non-recurring in other years. See reconciliation in Appendix.

Dominant market share in our core markets FDIC Summary of Deposits, June 30, 2026 90.9% National Bank ranks in the top 5 depository institutions for 90.9% of its deposit base. #1 in 3 counties Giles, Pulaski and Tazewell COUNTY DEPOSIT SHARE AND RANK County Rank Share NKSH deposits Giles County #1 64.5% $186.2M Pulaski County #1 34.08% $196.7M Montgomery County #2 22.7% $698.5M Tazewell County #1 19.8% $256.5M Wythe County #5 12.5% $110.0M City of Radford #4 14.40% $54.3M

As of June 30, 2026 CURRENT CREDIT QUALITY METRICS Nonaccrual and loans 90+ days past due / total loans 0.06% NKSH ACLL / total loans 0.99% NKSH 90+ days past due / total loans 0.02% NKSH Charge-offs / total loans 0.02% NKSH NONACCRUAL AND LOANS 90+ DAYS PAST DUE / TOTAL LOANS 0.00% 0.25% 0.50% 0.75% 1.00% 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 NKSH Peer NKSH nonperforming loans improved from 0.23% at September 30, 2024 to 0.06% at June 30, 2026, while peers increased from 0.61% to 0.83%. Responsible lending drives pristine credit quality 0.23% 0.61% 0.64% 0.68% 0.68% 0.72% 0.74% 0.80% 0.83% 0.28% 0.23% 0.21% 0.23% 0.11% 0.06% 0.06% Peer data was sourced from UBPR reports and Call Report data

Robust capital levels and a focus on shareholder value As of June 30, 2026 THE NATIONAL BANK OF BLACKSBURG REGULATORY CAPITAL RATIOS COMMON EQUITY TIER 1 16.52% TIER 1 CAPITAL 16.52% TOTAL CAPITAL 17.38% LEVERAGE 10.54% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 $2.51 2023 special dividend year $0.43 in 2000 → $1.51 in 2025 2023 includes a $1.00 special dividend. Growing Shareholder Dividends

Reconciliation of Non-GAAP Disclosures Supplemental financial measure reconciliations NATIONAL BANKSHARES, INC. | NASDAQ: NKSH

Non-GAAP Reconciliations: Net Interest Margin, FTE June 30, 2026 and 2025 THREE MONTHS ENDED JUNE 30, 2026 ($ in thousands) Interest income (GAAP) $19,454 Add: FTE adjustment 249 Interest income, FTE (non-GAAP) 19,703 Interest expense (GAAP) 6,404 Net interest income, FTE (non-GAAP) $13,299 Average balance of interest-earning assets $1,777,146 Net interest margin 3.00% THREE MONTHS ENDED JUNE 30, 2025 ($ in thousands) Interest income (GAAP) $18,536 Add: FTE adjustment 213 Interest income, FTE (non-GAAP) 18,749 Interest expense (GAAP) 7,546 Net interest income, FTE (non-GAAP) $11,203 Average balance of interest-earning assets $1,758,449 Net interest margin 2.56%

Non-GAAP Reconciliations: Efficiency Ratio June 30, 2026 and 2025 THREE MONTHS ENDED JUNE 30, 2025 ($ in thousands) THREE MONTHS ENDED JUNE 30, 2026 ($ in thousands) Noninterest expense (GAAP) $9,302 Noninterest income (GAAP) $2,646 Less: gain on sale of equity investment (6,566) Less: loss on sale of securities, net 6,549 Adjusted noninterest income (non-GAAP) $2,629 Net interest income, FTE (non-GAAP) 13,299 Total income for efficiency ratio (non-GAAP) $15,928 Efficiency ratio 58.40% Noninterest expense (GAAP) $10,582 Less: core system conversion expense (1,977) Adjusted noninterest expense (non-GAAP) $8,605 Noninterest income (GAAP) $2,279 Net interest income, FTE (non-GAAP) 11,203 Total income for efficiency ratio (non-GAAP) $13,482 Efficiency ratio 63.83%

Non-GAAP Reconciliations: Net Interest Margin, FTE June 30, 2026 and 2025 SIX MONTHS ENDED JUNE 30, 2026 ($ in thousands) Interest income (GAAP) $38,395 Add: FTE adjustment 506 Interest income, FTE (non-GAAP) 38,901 Interest expense (GAAP) 12,722 Net interest income, FTE (non-GAAP) $26,179 Average balance of interest-earning assets $1,763,611 Net interest margin (non-GAAP) 2.99% SIX MONTHS ENDED JUNE 30, 2025 ($ in thousands) Interest income (GAAP) $36,734 Add: FTE adjustment 421 Interest income, FTE (non-GAAP) 37,155 Interest expense (GAAP) 15,493 Net interest income, FTE (non-GAAP) $21,662 Average balance of interest-earning assets $1,762,525 Net interest margin (non-GAAP) 2.48%

Non-GAAP Reconciliations: Efficiency Ratio June 30, 2026 and 2025 SIX MONTHS ENDED JUNE 30, 2026 ($ in thousands) Noninterest expense (GAAP) $19,215 Less: core system conversion expense (2,023) Adjusted noninterest expense (non-GAAP) $17,192 Noninterest income (GAAP) $4,839 Net interest income, FTE (non-GAAP) 21,662 Total income for efficiency ratio (non-GAAP) $26,501 Efficiency ratio (non-GAAP) 64.87% SIX MONTHS ENDED JUNE 30, 2026 ($ in thousands) Noninterest expense (GAAP) $18,630 Noninterest income (GAAP) $5,325 Less: gain on sale of equity investment (6,566) Less: loss on sale of securities, net 6,549 Adjusted noninterest income (non-GAAP) 5,308 Net interest income, FTE (non-GAAP) 26,179 Total income for efficiency ratio (non-GAAP) $31,487 Efficiency ratio (non-GAAP) 59.17%